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       As filed with the Securities and Exchange Commission on March 10, 1987.
                                                     Registration No. 33-______
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                           SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

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                                          FORM N-1A
                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/
                                 Pre-Effective Amendment No.
                                 Post-Effective Amendment No.
                                              and/or
                    REGISTRATION STATEMENT UNDER THE INVESTMENT              /X/
                    COMPANY ACT OF 1940
                                           Amendment No.
                                (Check appropriate box or boxes)

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                                   PRUDENTIAL-BACHE FLEXIFUND
                        (Exact Name of Registrant as Specified in Charter)

                  ONE SEAPORT PLAZA
                  NEW YORK, NEW YORK                                  10292
      (Address of Principal Executive Officers)                     (Zip Code)

         Registrant's Telephone Number, Including Area Code       (212) 214-1250

                                      S. Jane Rose, Esq.
                                      One Seaport Plaza
                                   New York, New York 10292
                           (Name and Address of Agent for Service)

                                           copy to:
                                    Paul H. Dykstra, Esq.
                                 Gardner, Carton & Douglas
                                  One First National Plaza
                                           Suite 3300
                                 Chicago, Illinois 60603-2085

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     Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

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                   It is proposed that this filing will become effective:
                   / /   immediately upon filing pursuant to paragraph (b)
                   / /   on (dated) pursuant to paragraph (b)
                   / /   60 days after filing pursuant to paragraph (a)
                   / /   on (date) pursuant to paragraph (a) of Rule 485.

            CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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Title of                                   Maximum            Maximum           Amount of
Securities              Amount Being       Offering Price     Aggregate         Registration
Being Registered        Registered         Per Unit           Offering Price    Fee
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Shares of Beneficial    indefinite
 Interest ($.01 par      number of              *                  *               $500
 value)                  shares*
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* Registrant hereby elects, pursuant to Rule 24f-2 under the Investment
Company Act of 1940, to register an indefinite number of shares by this
Registration Statement.  In accordance with Rule 24f-2, a registration fee in the amount of $500, is being paid herewith.
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      Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this
 Registration Statement shall thereafter become effective in accordance with
 Section 8(a) of the Securities Act of 1933 or until this Registration
 Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.